UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 12, 2009

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

       On January 12, 2009, Wells Fargo filed with the Delaware Secretary of State a Certificate Eliminating the Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series M (the “Certificate of Elimination”) which, effective upon filing, eliminated from Wells Fargo’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Class A Preferred Stock, Series M filed with the Delaware Secretary of State on December 30, 2008.

          The Certificate of Elimination is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

4.1	Certificate Eliminating the Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series M

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009	WELLS FARGO & COMPANY
By: /s/ Laurel A. Holschuh
Laurel A. Holschuh
Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Certificate Eliminating the Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series M